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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this current report on Form 8-K/A (Amendment No. 1) of ViaSat, Inc. and the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-21113, 333-68757, 333-40396 and 333-67010) and on Form S-3
(No. 333-69664) of our report dated February 12, 2001 relating to the financial statements of U.S. Monolithics, L.L.C., for the years ended December 31, 2000 and 1999.

/s/ NELSON LAMBSON & CO., PLC

Mesa, Arizona
December 20, 2001